Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of July 11, 2019 but effective as of June 28, 2019 (this “Amendment”), is by and among PRIMO WATER CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 22, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of December 20, 2018, that certain Second Amendment to Credit Agreement dated as of May 1, 2019 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement to be effective as of June 28, 2019; and

WHEREAS, the Lenders, by act of the Required Lenders, have agreed to provide such requested amendments, subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.     Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.     Amendments.

(a)     The definition of “Specified Capital Expenditures” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

(b)     The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Growth Capital Expenditures” shall mean, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum (without duplication) of Capital Expenditures incurred in connection with (a) installation of infrastructure and equipment at new retail locations for the purpose of distributing product and (b) increases in the ability to distribute product at existing retail locations, in each case including the purchase of new bottles and racking systems, made within such period; provided, (x) all Growth Capital Expenditures shall be scheduled and described in detail reasonably satisfactory to the Administrative Agent in each Compliance Certificate in order to be included in the calculations set forth therein and (y) for purposes of clarity, that (i) the replacement of existing bottles and racking systems at any retail location, (ii) technology upgrades at existing retail locations, and (iii) refreshing or rebranding of existing retail locations shall be excluded from the calculation of “Growth Capital Expenditures”.

“Maintenance Capital Expenditures” shall mean, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the difference of (a) all Capital Expenditures in such period less (b) Growth Capital Expenditures for such period.

(c)     In Section 1.1 of the Credit Agreement, the definition of “Consolidated Fixed Charge Coverage Ratio” is amended by (i) replacing the text “Capital Expenditures less Restricted Payments” with the text “Maintenance Capital Expenditures less Restricted Payments” and (ii) replacing the text “the Specified Restricted Payment and the Specified Capital Expenditures” with the text “the Specified Restricted Payment”.

(d)     A new Section 11.20 is hereby added to the Credit Agreement to read as follows:

  Section 11.20     Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Obligations, Hedging Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)     In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)     As used in this Section 11.20, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

4.     Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

(a)    a counterpart of this Amendment signed by the Administrative Agent, the Required Lenders, the Borrower and each Guarantor; and

(b)    all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.

5.     Miscellaneous.

(a)    This Amendment shall be deemed to be, and is, a Loan Document.

(b)    Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)    Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(d)    Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

 (i)      such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

 (ii)     this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms;

 (iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment;

 (iv)    all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

 (v)     no Default or Event of Default exists.

(e)     This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)     This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof) of the State of New York.

6.     Reaffirmation of Obligations. Each of the Loan Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified pursuant to this Amendment).

7.     Reaffirmation of Security Interests. Each of the Loan Parties (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.     No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	PRIMO WATER CORPORATION, a Delaware corporation By: /s/ David J. Mills Name: David J. Mills Title: CFO

GUARANTORS:

PRIMO WATER OPERATIONS, INC., a Delaware

corporation

By:      /s/ David J. Mills

Name: David J. Mills

Title:   CFO

PRIMO PRODUCTS, LLC, a North Carolina limited

liability company

By:      /s/ David J. Mills

Name: David J. Mills

Title:   CFO

PRIMO REFILL, LLC, a North Carolina limited liability

company

By:      /s/ David J. Mills

Name: David J. Mills

Title:   CFO

PRIMO DIRECT, LLC, a North Carolina limited

liability company

By:      /s/ David J. Mills

Name: David J. Mills

Title:   CFO

GW SERVICES, LLC, a California limited liability

company

By:      /s/ David J. Mills

Name: David J. Mills

Title:   CFO

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE	SUNTRUST BANK,
AGENT:	as Administrative Agent, as an Issuing Bank and as Swingline Lender

By: /s/ Julie Lindberg Name: Julie Lindberg Title: Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	SUNTRUST BANK, as a Lender By: /s/ Julie Lindberg Name: Julie Lindberg Title: Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Lender By: /s/ Mark Douglass Name: Mark Douglass Title: Director

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Johnny L. Perry Name: Johnny L. Perry Title: Senior Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Thomas Gallagher Name: Thomas Gallagher Title: Vice President, Credit Risk

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Taylor R. Beringer Name: Taylor R. Beringer Title: Senior Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender By: /s/ Kenton H. Stamey Name: Kenton H. Stamey Title: Senior Vice President

PRIMO WATER CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT